INVENTORY, NET	6 Months Ended	12 Months Ended
	Sep. 30, 2022	Mar. 31, 2021
Inventory Disclosure [Abstract]
INVENTORY, NET

NOTE 4 – INVENTORY, NET

Inventory consists primarily of finished goods. The Company provides an allowance for any slow-moving or obsolete inventory. As of September 30, 2022, and March 31, 2022, inventory consists of the following:

	September 30, 2022	March 31, 2022
Finished Goods	$3,957,950	$4,482,291
Allowance for inventory obsolescence	(433,714)	(108,055)
	$3,524,236	$4,374,236

The Company allowance for inventory obsolescence for the six months ended September 30, 2022, and September 30, 2021, was $433,714 and $284,780, respectively. The change in the allowance has primarily been driven by expired/expiring products.

On July 5, 2022, the Company entered into an asset purchase agreement with Hulsa LLC. The Company purchased assets, inclusive of inventory and intangible assets. The Company paid $400,000 in exchange for the assets and received approximately $177,000 of inventory related to the purchase. The inventory is included within the Inventory, net, line on the condensed consolidated balance sheet as of September 30, 2022.

NOTE 6 - INVENTORY, NET

Inventory consists of the following:

	As of March 31,
	2022	2021
Finished Goods	$4,482,291	$2,556,368
Allowance for obsolescence	(108,055)	(85,058)
	$4,374,236	$2,471,310

The increase in finished goods as of March 31, 2022, compared to as of March 31, 2021, reflects the inventory of the Company’s South Korean subsidiary (primarily skin care products) that started its operations in June 2021, of approximately $1.9 million.

The following table reflects the activity in the allowance for inventory obsolescence for the periods presented:

	Fiscal Year Ended March 31,
	2022	2021
Balance at beginning of fiscal year	$85,058	$-
Provision for estimated obsolescence	635,137	1,095,068
Write-offs and recoveries	(612,140)	(1,010,010)
Balance at end of fiscal year	$108,055	$85,058